                                                                EXHIBIT (4)(vii)


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED UNLESS REGISTERED AND QUALIFIED UNDER THE ACT AND, IF APPLICABLE, STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL TO OR REASONABLY SATISFACTORY TO THE CORPORATION SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE CORPORATION IS AUTHORIZED BY ITS CERTIFICATE OF INCORPORATION TO ISSUE SHARES OF MORE THAN ONE CLASS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, ON WRITTEN REQUEST, A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND, IN ADDITION, SUCH A STATEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE.

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                         INCORPORATED UNDER THE LAWS OF

                                    DELAWARE

     NUMBER                                                          SHARES
     ------                     [EMBLEM/GRAPHIC]                     ------


                                KCS ENERGY, INC.

                      SERIES A CONVERTIBLE PREFERRED STOCK
                                $0.01 Par Value


    This Certifies that ------------------JOHN DOE------------------ is the registered holder of -------------------One--------------------- Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

    IN WITNESS WHEREOF the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____________ day of -----February----- A.D. ----2001----


                                       [SEAL]


-------------------------------------        -----------------------------------
President and Chief Executive Officer                     Secretary


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                                        SEE REVERSE FOR RESTRICTIONS ON TRANSFER

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED UNLESS REGISTERED AND QUALIFIED UNDER THE ACT AND, IF APPLICABLE, STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL TO OR REASONABLY SATISFACTORY TO THE CORPORATION SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE CORPORATION IS AUTHORIZED BY ITS CERTIFICATE OF INCORPORATION TO ISSUE SHARES OF MORE THAN ONE CLASS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, ON WRITTEN REQUEST, A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND, IN ADDITION, SUCH A STATEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE.

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                                  CERTIFICATE
                                      FOR
                                  [          ]
                                     SHARES

                                       OF

                         -----------------------------

                                  (ISSUED TO)


                         -----------------------------
                                     DATED

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          For Value Received, __________ hereby sell, assign and transfer unto ___________________________________________________________________

    _________________________________________________________________ Shares
    represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

      Dated _______________________          NOTICE. THE SIGNATURE OF THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
            In presence of:                  THE CERTIFICATE, IN EVERY
                                             PARTICULAR, WITHOUT ALTERATION OR
    _______________________________          ENLARGEMENT, OR ANY CHANGE
                                             WHATEVER.